PERFORMANCE FUNDS TRUST
(the “Trust”)
Supplement dated April 13, 2009
to the Class A and B Shares Prospectus (“Prospectus”) and Statement of Additional Information
(“SAI”) dated October 1, 2008
     This Supplement supersedes any information to the contrary within the Class A and B Shares Prospectus and SAI.
     Effective April 13, 2009, Advisor LifeStyle Series Class C shareholders may purchase Class A Shares of other Performance Funds with their proceeds from redemptions of Advisor LifeStyle Series Class C Shares within 60 days of such redemption without imposition of the Class A Shares sales charges.

PERFORMANCE FUNDS TRUST
The Performance Advisor Growth Portfolio
The Performance Advisor Moderate Portfolio
The Performance Advisor Conservative Portfolio
(the “Advisor LifeStyle Series”, each a Portfolio or collectively, the “Portfolios”)
Supplement Dated April 13, 2009
to Prospectus Dated October 1, 2008
     On April 6, 2009, the Board of Trustees (the “Board”) of the Performance Funds Trust (the “Trust”) approved a plan to liquidate and terminate the Performance Advisor Growth Portfolio, the Performance Advisor Moderate Portfolio and the Performance Advisor Conservative Portfolio, upon recommendation of Trustmark Investment Advisors, Inc. (“Advisor”), the investment adviser to the Portfolios. Shareholders of the Portfolios as of the record date are eligible to vote on, and will receive proxy materials covering, the proposals for the liquidation of the Portfolios at the Portfolios’ Shareholder Meeting to be held May 27, 2009.
In anticipation of the shareholder approval of the liquidation, the Portfolios will stop accepting purchases from new investors on April 15, 2009. If shareholders approve the liquidation, on or about May 29, 2009 (the “Liquidation Date”) the Portfolios will liquidate their assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed all of their shares. Once the distribution is complete, the Portfolios will terminate.
You may redeem your shares of the Portfolios at any time prior to the Liquidation Date. Effective April 13, 2009, no sales charges, redemption or termination fees will be imposed in connection with a redemption. In general, redemptions are taxable events.
If you own Portfolio shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the applicable Portfolio’s liquidation and determine its tax consequences.
For more information, please contact a Portfolio customer service representative at 1-800-PERFORM.
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Please retain for future reference.